Aspen Insurance Holdings Limited Richard Houghton Chief Financial Officer Keefe, Bruyette & Woods 2009 Insurance Conference September 9, 2009

2 Safe Harbor Disclosure This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the continuing and uncertain impact of the current depressed credit environment, the banking crises and economic recessions in many of the countries in which we operate and of the measures being taken by governments to counter these issues; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in insurance and reinsurance market conditions that could adversely impact execution of the business plan; changes in our ability to exercise capital management or strategic initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; increased counterparty risk due to the impairment of financial institutions; changes in the total industry losses, or our share of total industry losses, resulting from past events such as Hurricanes Ike and Gustav and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modelling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law, any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; evolving interpretive issues with respect to coverage after major loss events; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of our loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's ("S&P"), A.M. Best or Moody's Investors Service ("Moody's"); changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the number and type of insurance and reinsurance contracts that we wrote at the January 1st and other renewal periods in 2009 and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; changes in government regulations or tax laws in jurisdictions where we conduct business; and Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; and the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by insurance regulators and prosecutors. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 26, 2009. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

3 Contents Introduction and Shareholder Value Drivers Review of Underwriting Platforms and Strategy Market Conditions Q2 2009 Results Highlights Liquidity and Capital Position Appendix

4 Aspen at a Glance: Overview Bermuda domiciled diversified Specialty Insurer and Reinsurer with focus on: ? Marine, Energy and Transport Insurance ? Professional Lines Insurance ? Specialty Casualty Reinsurance (medical malpractice, workers compensation, UK motor, Australia compulsory third party liability) ? Property Reinsurance, in particular property catastrophe risk $2.0bn market cap ? $3.2bn of total capital, as of June 30, 2009 ? Ratings of A (S&P), A2 (Moody's) and A (AM Best) for Aspen UK and Aspen Bermuda ? BVPS 15.4% CAGR over last 12 quarters $2.0bn Gross Written Premium in 2008; estimate $2.0bn +/- 5% GWP for 2009* ? 52% Reinsurance, 48% Insurance (2009e)** ? 51% Property, 49% Casualty (2009e)** (*) Estimate as at July 30, 2009 (**) Based on latest plan for year ended December 31, 2009

Drivers of Value for our Shareholders Diversified Core Underwriting Platform Selective Expansion Where Aspen Has a Competitive Advantage Focus on Spreading Risk and Lowering Volatility Prudent Stewards of Capital Sector expertise focused on complex risks Success a function of deep sector experience and judgment Purchasing decision driven by knowledge and relationships - not just price Adjacent lines/territories to core underwriting businesses Opportunistic acquirer of proven, established underwriting teams Emphasis on business lines with an expectation of positive pricing trends or catalysts Diverse platforms, geographies and product lines minimizes correlated risks Significant reduction in exposure to natural cats since 2005; 1-in-100 year tolerance of 17.5% vs. 25% in 2005 Focus on returns rather than premium growth Conservative investment portfolio Will return capital to shareholders if return objectives cannot be met - $655m returned to shareholders since inception Results Book Value Per Share 15.4% CAGR over last 12 Quarters 5

6 Platform Evolution - Focus on Diversification Insurance vs. Reinsurance* Property vs. Casualty* GWP by "Core" Platform Global Footprint 2003 Insurance Reinsurance 23% 77% Property Casualty 39% 61% UK Bermuda 4% US 2% 94% 176 employees 4 offices, 3 countries 580+ employees 16 offices, 7 countries Balanced Business Lines, Diversified Production and Increased Global Presence LTM** June 2009 43% 57% Insurance Reinsurance 49% 51% Property Casualty Slice 2 0 19 20 0 61 61% UK Bermuda US 19% 20% * By GWP ** Last twelve months

Review of Core Underwriting Platforms

	Casualty Reinsurance	Property Reinsurance
Gross Written Premium By Line of Business [(a)]		
Aspen Competitive Advantages	• Focus on smaller, specialized companies and risks – maintain diversity across risks • Focus on clients where reinsurance and reinsurance relationships are a vital part of their business need • Established quality book of non US (UK/Australian) business	• Presence in major market hubs • Deep expertise and understanding of client needs and risks • Established market leader • Close proximity to customer • Infrastructure in place to develop non US CAT business
Outlook/Strategy	• Continued rating pressure • Focus on 'core' clients and limited capacity deployment key to cycle management • Selective expansion of continental European franchise • Remain cautious on Lloyd's and US exposures	• US property CAT pricing remains attractive • International pricing relatively stable but few signs of meaningful price increases • Continue to develop continental European and Asian business via Zurich and Singapore branch offices

$423m
27%
42%
28%
3%
US Casualty (US Office)
US Casualty (London Office)
International Casualty
Casualty Facultative

$635m
41%
17%
31%
8%
3%
Catastrophe
Risk Excess
Pro Rata
Facultative
Credit and Surety

(a) LTM* as of June 30, 2009
* LTM = Last Twelve Months

AHL: NYSE
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8 Review of Core Underwriting Platforms - Continued 30 International Insurance U.S. Insurance (a) LTM as of June 30, 2009 Specialist 'E&S' type approach Focused on diverse complex risks Limited correlation within segment Improving rate environment in Financial Products & Aviation but outlook mixed in other classes Selectively expand footprint whilst preserving risk diversity Maintain underwriting discipline where rates are weakening and pro-actively redeploy capital to segments where rates are most attractive Focus sectors compliment existing in-house underwriting expertise Casualty pricing under pressure with rate improvement on CAT exposed property lines only New head of US Insurance tasked with achieving scale and building profitable US business ? Continued repositioning of E&S property portfolio ? Addition of admitted capability Gross Written Premium By Line of Business (a) Aspen Competitive Advantages Outlook/Strategy $843m $147m 38% 52% 48% Property Casualty 25% 14% 14% 9% Marine, Energy & Liability Aviation & Specialty RI Professional & Financial Lines UK Insurance Other

9 Expansion Drivers and Opportunities Near-Term Focus Areas and Drivers Medium to Longer-Term Opportunities Continued build out of UK 'London Market' operations (eg. A&H/ Cargo/Onshore Energy) Development of a UK based regional strategy Addition of US admitted capability and achievement of scale and profitability for US insurance operations Continued exploration of continental European and Asian markets Reinsurance Insurance Selective expansion of Zurich and Singapore platforms Continued build out of US facultative operations Development of US program business Establishment of a Latin American presence Continued exploration of the Middle East Guiding Principles Experience and judgment are critical to success - expertise can be rewarded Preference for niche lines where scale economies are less relevant Price not sole determinant of purchasing decision Execution Dependent on Market Conditions

10 Lower Risk Profile: Pro-active Risk Management - Natural Catastrophe Losses Significant Reduction in Share of Natural Catastrophe Losses Reflecting Repositioning of Cat Book Post 2005 Hurricanes Reflects position as at March 31, 2009 Property Reinsurance Loss Event Market Share Market Share 2005 2007 2008 2009 1.9% 0.4% 0.2% 0.1% 0.8% 0.1% 0.2% 0.2% 0.3% 0.1% 0.2% 0.1% 1.0% 0.7% 0.0% 0.5% 1.0% 1.5% 2.0% Hurricane Katrina Windstorm Kyrill June UK Floods Windstorm Emma Hurricane Ike Hurricane Gustav Windstorm Klaus Gross Net

Business Performance and Market Outlook Q209*

ASPEN


Performance 1
Absolute Pricing 2
Relative Price Movement 3
Terms & Conditions 4
Volume change 5
Absolute Scale 6
Outlook 7
Q3'08 Q4'08 Q1'09 Q2'09
Property Reinsurance
Catastrophe
Risk Excess
Pro Rata
Facultative
Credit & Surety
Casualty Reinsurance
International
US
Facultative
International Insurance
Specialty Reinsurance
Aviation
Energy PD
Marine Hull
MEC Liability*
UK Property
UK Liability
Professional Lines
Excess Casualty
Political Risk
Financial Institutions
M&TL*
NMT*
US Insurance
Property E&S
Casualty E&S

*MEC - Marine, Energy & Construction
*NMT - Non marine Transportation
*M&TL - Management & Technology Liability

1 - Rolling ROAE for the last four quarters from 2008 Q3
2 - Ratio of Actual to Technical (or modelled) price
3 - Relative Price Movement for all renewed contracts for YTD 30/07/2009
4 - Terms and Conditions
5 – Comparison of 2008 actual premium to 2009 plan premium
6 - 2009Plan PAT figure (in $m)
7 - Outlook

AHL: NYSE

* As at July 30, 2009. Key located on page 34

11

12 2009 Q2 Results Highlights Key Industry Themes Aspen Performance Hard market in cat exposed property lines with modest hardening in other property business Energy related liability, marine hull and aviation lines have seen prices increase Turn for casualty rates has not yet materialized Industry reserve releases have remained strong but are expected to taper off Balance sheets have been fortified by recovering financial markets Increase in diluted BVPS of 4.3% during Q2 2009 and 4.7% over Q2 2008 against a backdrop of market turmoil Annualized total return on investments for the quarter of 7.9%, including 1.1% from Funds of Hedge Funds Overall combined ratio for the quarter of 87.7% Increase in GWP of 1.0% reflecting benefits of increasing diversification (product and platform) Annualized Operating ROE of 16.4% Strong Performance Given Continued Challenging Market Conditions Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, diluted book value per share to basic book value per share and reconciliation of average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm

13 Liquidity and Capital Position: Diversified, Conservative Investment Portfolio* 78% of The Fixed Income Available-for-Sale Portfolio 'AA' or Better, Average Fixed Income 'AA+' Asset Class Allocation Fixed Income Portfolio Credit Ratings (As at June 30, 2009) * Further detail regarding the composition of our investment portfolio is set out in the Appendix A 20% AA 9% AAA 67% BBB 4% 0% 10% 20% 30% 40% 50% Government Agency MBS Corp ABS FOHF Cash/ST Dec-08 Jun-09

14 Pro-active Management of Investment Portfolio Decision to purchase only agency rated paper in RMBS sector; portfolio 95% agency rated 2007 Pro-Active Management Resulting in Strong Performance from Fixed Income Investments Fixed income portfolio well positioned in 2007/2008 Continued strategy of investing in high quality securities at attractive yields ? Did not increase exposure to fixed income sectors likely to come under severe price pressure due to the ongoing credit crisis and global recession ? No sub-prime, mono line, CDO, CLO or below investment grade credit exposures ? Non-agency RMBS exposure accounted for only 1% of the portfolio ? No investments in stressed or distressed credit opportunities Increased exposure to agency rated MBS by 3%; decreased exposure to corporates by 2%, decreased exposure to governments by 1% and increased exposure to agencies by 1% Redeemed 40% of FOHF investments end 2008 2008 2009 Maintain fixed income portfolio duration between 2.50 years to 3.50 years (currently 3.10 years) Incrementally added to positions in high grade corporate bonds at attractive spreads Engaged in fixed income sector rotation as opportunities emerged in the aftermath of the credit crisis FOHF balance redeemed at end of June 2009, reinvesting proceeds into high grade credit

S&P: -37% LEH INT AGG: +5% 15 Top Quartile Performance versus Peers over Past 3 Years Investment Performance vs. Peers 2008 Total Return 3 Year Total Return S&P: -23% LEH INT AGG: +17% Peers include ACE, ACGL, AXS, ORH, ENH, RE, IPCR, TRH, MXGL, MRH, PRE, PTP, AWH, RNR, XL 20%

16 Strong Balance Sheet Capital Structure and Financial Leverage $655m returned to shareholders through dividends and share buy- backs, since inception Repurchased preference shares in Q1 2009 unlocking $31.5m of value to common shareholders Strong balance sheet and growth in retained earnings $300m 2 year buy-back program announced February 2008; $100m completed May 2008 3.0% 14.4% 19.6% 25.7% 22.1% 22.4% Leverage Well Capitalised to Take Advantage of Expected Opportunities 878 1,339 1,730 2,289 2,639 3,068 3,029 19.9% 3,082 3,222 19.0% 837 1,091 1,096 1,693 1,503 1,417 1,336 1,396 1,401 385 457 971 1,013 1,073 1,209 200 430 430 430 363 363 249 249 249 250 250 250 250 208 147 41 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2002 2003 2004 2005 2006 2007 2008 Q1 2009 Q2 2009 $ mil Common share capital Retained earnings inc OCI and issue costs Preference shares Debt

Growth in ROE and Book Value Per Share BVPS has increased 4.3% since March 31, 2009 and 8.0% since December 31, 2008 (*) Note: See Aspen's quarterly financial supplement for a reconciliation of diluted book value per share to basic book value per share, reconciliation of average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm 2006 2007 2008 2009 17 -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 ROE % 10 15 20 25 30 35 $ Diluted B/V Per Share Annualised ROE Diluted BV Per Share*

18 Conclusions Strong performance for first half 2009 despite continued challenging market conditions ? Increased diluted BVPS by 8% ? Generated total return on investments of 5.7% Strong balance sheet and positive cash flow ? Positive operating cash flow of $302.3 million in H1 2009 ? Debt to total capital ratio of 7.7% Conservative investment portfolio ? Average credit quality of AA+ ? Net unrealised gains at the end of Q2 $119.3 million ? Total invested assets, including accrued interest and cash, of $6.4 billion Well positioned in key lines of business experiencing favourable pricing environment ? Continuous review of capital allocation by line to ensure more capital is allocated to those lines which are re-pricing

19 Appendix Investment Portfolio ? Fixed Income Portfolio by Asset Type ? Portfolio Ratings ? Gross Unrealised Gains and Losses ? Corporate Sector Allocations Lower Risk Profile Financials ? Financial Highlights Q2 & H1 2009

Fixed Income Portfolio by Asset Type (US$ in millions) As at June 30, 2009 20 78% of The Fixed Income Available-for-Sale Portfolio 'AA' or Better, Average Fixed Income 'AA+' Appendix TOTAL INVESTMENT PORTFOLIO AT MARKET VALUE 6,290.1 Short-term Securities 315.7 615.6 Asset-backed securities 156.4 Corporate bonds 1,409.0 Cash and Cash Equivalents 718.3 430.2 974.1 152.6 Funds of Hedge funds 0 403.0 Foreign corporates 523.1 - CMBS 216.5 Hedge Fund Receivable 312.2 - RMBS 52.6 Municipal bonds 10.9 Q2 2009 1,346.2 1,448.8 1,399.6 2,095.6 Q1 2009 1,501.0 1,411.4 1,484.7 1,670.6 Foreign governments Non-Agency Rated Mortgage- backed securities Cash, Short-Term Securites and FOHF Government/Agency Structured Securities Unsecured Credit Agency Debentures Agency Rated Mortgage- backed securities (GNMA, FNMA, FHLB) U.S. Government FDIC Guaranteed Corporate bonds

21 Portfolio Ratings Appendix (US$ in millions, except for percentages) As at June 30, 2009 Investment AAA AA A BBB-NR Book Value Book Value % Unrealised Pre- Tax Position U.S. Government 100% 0% 0% 0% 595.8 12% 19.8 Agency securities 98% 2% 0% 0% 409.0 8% 21.2 Foreign governments 93% 7% 0% 0% 387.8 8% 15.2 Asset-backed securities 100% 0% 0% 0% 153.8 3% 2.6 Agency Mortgage-backed securities 100% 0% 0% 0% 939.0 19% 35.1 Commercial Mortgage-backed securities 100% 0% 0% 0% 231.8 5% (15.3) Residential Mortgage-backed securities 49% 0% 1% 50% 55.3 1% (2.7) Corporate bonds 10% 20% 62% 8% 1,380.7 30% 28.3 FDIC Guaranteed Corporate Bonds 100% 0% 0% 0% 150.2 3% 2.4 Foreign Corporate bonds 47% 27% 23% 4% 510.4 11% 12.7 Municipal bonds 0% 12% 87% 1% 10.9 0% 0.0 Q2 2009 Total Portfolio 67% 9% 20% 4% 4,824.7 100% 119.3 Q1 2009 Total Portfolio 71% 8% 18% 3% 4,496.1 100% 70.6 Ratings

22 Gross Unrealised Gains and Losses Appendix (US$ in millions) As at June 30, 2009

23 Corporate Sector Allocations Appendix (US$ in millions) As at June 30, 2009 Investment Book Value Market Value Q2 2009 Net Unrealised Gains/Losses Q1 2009 Net Unrealised Gains/Losses U.S. Banks 373.7 373.5 (0.2) (19.5) Foreign Banks 321.4 327.3 5.9 5.2 Oil, Gas & Electric 224.4 230.8 6.4 (3.9) Other Finance 224.9 227.6 2.7 0.4 Healthcare 166.4 173.8 7.4 (0.1) Telephone & Comms 160.1 166.0 5.9 (7.4) Security Brokerage 137.3 138.6 1.3 4.2 Computers 100.8 104.6 3.8 2.6 Other 332.3 342.5 10.2 1.1 Q2 2009 Total Corporate & Foreign Corporate 2,041.3 2,084.7 43.4 (17.4)

Financial Highlights: Q2 2009 24 Quarter Ended June 30 2009 2008 Change Gross Written Premiums 534.3 528.8 1.0% Net Written Premiums 484.7 506.0 (4.2%) Net Earned Premiums 428.6 397.3 7.9% Underwriting Income 53.2 86.9 (38.8%) Net Investment Income 72.2 70.5 2.4% Net Income after tax $110.4 $126.9 (13.0%) Financial Ratios: Loss Ratio 54.8% 47.4% Expense Ratio 32.9% 30.8% Combined Ratio 87.7% 78.2% Annualized Operating ROE* 16.4% 21.2% Operating EPS* Book Value per Share $1.14 $31.45 $1.44 $29.84 (20.8%) 5.4% (US$ in millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm Appendix

Financial Highlights: H1 2009 25 Period Ended June 30 2009 2008 Change Gross Written Premiums 1,171.1 1,125.0 4.1% Net Written Premiums 991.3 1,025.6 (3.3%)) Net Earned Premiums 875.9 788.9 11.0% Underwriting Income 122.6 144.1 (14.9%)) Net Investment Income 131.4 109.6 19.9% Net Income after tax $201.8 $208.1 (3.0%) Financial Ratios: Loss Ratio 55.4% 50.1% Expense Ratio 30.6% 31.6% Combined Ratio 86.0% 81.7% Annualized Operating ROE* 17.0% 16.6% Operating EPS* $2.32 $2.23 4.0% (US$ in millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm Appendix

Financial Highlights: Group Summary Q2 2009 Underwriting Revenues Underwriting Expenses Income Contribution 26 Appendix 153 149 127 107 130 110 92 122 0 40 80 120 160 200 Operating Income Before Tax Income Before Tax Income After Tax Retained Income $ms 2008 Q2 2009 Q2 87 71 53 72 0 20 40 60 80 100 Underwriting Income Net Investment Income $ms 2008 Q2 2009 Q2 188 65 57 310 234 81 60 375 0 200 400 600 Losses & Loss Expenses Acquisition Exp General Admin Expenses Total Underwriting Expenses $ms 2008 Q2 2009 Q2 529 23 506 397 534 49 485 429 0 100 200 300 400 500 600 GWP Premiums Ceded NWP NEP $ms 2008 Q2 2009 Q2

Financial Highlights: Group Summary H1 2009 Underwriting Revenues Underwriting Expenses Income Contribution 27 Appendix 244 245 208 169 238 202 165 244 0 40 80 120 160 200 240 280 320 Operating Income Before Tax Income Before Tax Income After Tax Retained Income $ms 2008 H1 2009 H1 144 110 123 131 0 20 40 60 80 100 120 140 160 Underwriting Income Net Investment Income $ms 2008 H1 2009 H1 396 141 108 645 486 159 108 753 0 200 400 600 800 Losses & Loss Expenses Acquisition Exp General Admin Expenses Total Underwriting Expenses $ms 2008 H1 2009 H1 1125 99 1026 789 1171 180 991 876 0 200 400 600 800 1000 1200 1400 GWP Premiums Ceded NWP NEP $ms 2008 H1 2009 H1

Key Performance Metrics: Q2 2009 Revenues Ratio Analysis 28 Appendix 48 16 14 78 55 19 14 88 0 10 20 30 40 50 60 70 80 90 100 Loss Ratio Acquisition Expense Ratio Operating Expense Ratio Combined Ratio % 2008 Q2 2009 Q2 397 60 11 429 56 16 0 50 100 150 200 250 300 350 400 450 500 Net Earned Premium Investment Income ex FOHF Funds of Hedge Funds $ms 2008 Q2 2009 Q2

Key Performance Metrics: H1 2009 Revenues Ratio Analysis 29 Appendix 50 18 14 82 55 18 13 86 0 10 20 30 40 50 60 70 80 90 100 Loss Ratio Acquisition Expense Ratio Operating Expense Ratio Combined Ratio % 2008 H1 2009 H1 789 116 876 111 (6) 20 -100 0 100 200 300 400 500 600 700 800 900 1000 Net Earned Premium Investment Income ex FOHF Funds of Hedge Funds $ms 2008 H1 2009 H1

Results by Business Segment: Q2 2009 GWP Underwriting Income* 30 (*) Underwriting income is calculated as underwriting revenues, less underwriting expenses. Appendix 44 7 34 68 1 1 (17) 2 -30 -20 -10 0 10 20 30 40 50 60 70 80 Property Re Casualty Re International Insurance US Insurance $ms 2008 Q2 2009 Q2 170 57 259 43 180 59 239 56 0 50 100 150 200 250 300 Property Re Casualty Re International Insurance US Insurance $ms 2008 Q2 2009 Q2

Results by Business Segment: H1 2009 GWP Underwriting Income* 31 (*) Underwriting income is calculated as underwriting revenues, less underwriting expenses. Appendix 90 12 41 127 8 2 (14) 1 -40 -20 0 20 40 60 80 100 120 140 Property Re Casualty Re International Insurance US Insurance $ms 2008 H1 2009 H1 355 239 458 73 401 246 433 91 0 50 100 150 200 250 300 350 400 450 500 Property Re Casualty Re International Insurance US Insurance $ms 2008 H1 2009 H1

Financial Highlights: Total Investment Return Q2 2009 32 Appendix 11 (110) (39) 59 16 42 119 0 60 1 5 (3) -140 -120 -100 -80 -60 -40 -20 0 20 40 60 80 100 120 Income From Fixed Term Investments and Cash Return on Funds of Hedge Funds Realized Investment Gains/Losses Other Than Temporary Impairment Charges Movement In Unrealized Investment Gains/Losses Total Investment Return $ms 2008 Q2 2009 Q2

Financial Highlights: Total Investment Return H1 2009 33 Appendix (6) (66) 45 129 20 (7) 45 169 0 116 2 (18) -100 -80 -60 -40 -20 0 20 40 60 80 100 120 140 160 180 Income From Fixed Term Investments and Cash Return on Funds of Hedge Funds Realized Investment Gains/Losses Other Than Temporary Impairment Charges Movement In Unrealized Investment Gains/Losses Total Investment Return $ms 2008 H1 2009 H1

Business Performance and Market Outlook: Key Key Performance Absolute Pricing Relative Price Movement Terms and Conditions Volume change Absolute Scale Outlook Key 1 2 3 4 5 6 7 Excellent Excellent Significantly Up Excellent Significantly Up Very significant Excellent Good Good Up Good Up Significant Good Satisfactory Satisfactory Flat Satisfactory Flat Medium Satisfactory Of Concern Of Concern Down Of Concern Down Small Of Concern Unsatisfactory Unsatisfactory Significantly Down Unsatisfactory Significantly Down Very Small Unsatisfactory 34 Appendix